Exhibit 10.13(b)

AMENDMENT TO

AMENDED AND RESTATED PHANTOM EQUITY INVESTMENT AGREEMENT

WHEREAS, Frontier Airlines, Inc. (the “Company”), Frontier Group Holdings, Inc. (formerly known as Falcon Acquisition Group, Inc.) (“Falcon”) and FAPAInvest, LLC (“FAPAInvest”) (collectively, the “Parties”) entered into the Amended and Restated Phantom Equity Investment Agreement (the “Restated Agreement”) as of December 3, 2013;

WHEREAS, the Restated Agreement may be amended by a written amendment executed by the Parties; and

WHEREAS, the Parties believe it in the best interests of the Participating Pilots to clarify the definition of taxable compensation for allocation purposes under the Restated Agreement;

NOW, THEREFORE, the Parties agree to amend the Restated Agreement in the following manner, effective as of the dates stated below (capitalized terms used herein without definition have the meanings ascribed to such terms in the Restated Agreement):

Section 1.14 is amended, effective December 3, 2013, to read as follows:

“1.14 “Compensation” shall mean, for purposes of any allocations made under this Agreement, the gross compensation from the Company and its Affiliates, which is the “Gross Pay” value listed on the Company-generated annual “201[X] W-2 and Earnings Summary” from the Company and its Affiliates (which for avoidance of doubt is also equal to the amount listed on the last calendar year Company pay summary as “YTD” summary). Compensation shall exclude any compensation received by a Participating Pilot from the Company or its Affiliates for services rendered as a Management Pilot.

Sections 2.3 (a) and (b) are amended, effective December 3, 2013 as follows:

The term “Taxable Compensation” in Sections 2.3(a)(i), 2.3.(a)(ii), and 2.3(b)(ii) is changed to “Compensation”.

IN WITNESS WHEREOF, the Parties hereto have duly executed this amendment as of December 20, 2016 with the effective dates set forth herein.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

FRONTIER AIRLINES, INC.

By:	/s/ Howard Diamond
	Name:	Howard Diamond
	Title:	General Counsel

FRONTIER GROUP HOLDINGS, INC. f/k/a
FALCON ACQUISITION GROUP, INC.

By:	/s/ Howard Diamond
	Name:	Howard Diamond
	Title:	General Counsel

FAPAINVEST, LLC, as agent for Participating Pilots

By:	/s/ Brandt Burns
	Name:	Brandt Burns
	Title:	Manager